102295581.1, Valladeres POA exhibit
5/2/08

102295581.1, Valladeres POA exhibit
5/2/08
POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints each of Halle F. Terrion and Deanna M. Campbell, signing singly, the undersigned's true and lawful attorney-in-fact to:
execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of TransDigm Group Incorporated, a Delaware corporation (the "Company"), Form ID and Forms 3, 4, and 5 in accordance with
Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;
and
do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form ID and Form 3,
4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any
stock exchange or similar authority.
The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date set forth below.

_/s/ Jorge Valladeres_______
Jorge Valladares

      Date: April 14, 2008